UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2013

WEBSAFETY, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-140378	20-5150818
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 Hampshire Court

Newport Beach, CA 92660

(Address of principal executive office)

(949) 642-7816

(Registrant's telephone number, including area code)

_________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Termination of EFP Rotenberg, Independent Registered Public Accounting Firm

On October 29, 2013, the Board of Directors of WebSafety, Inc. (“Company”) approved the dismissal of its independent public accountants EFP Rotenberg, LLP (“EFP”).

During the fiscal years ended 2009, 2010, 2011 and 2012, through the date of EFP’s dismissal, there were no disagreements with EFP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to EFP’s satisfaction, would have caused EFP to make reference to the subject matter in connection with any periods; and there were no reportable events as defined in Item 304 (a)(1)(iv) of Regulation S-K.

EPF’s report on the financial statements of the Company for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles except that both reports stated there is substantial doubt about the Company’s ability to continue as a going concern due to the Company’s financial condition as of December 31, 2012 and December 31, 2011.

EFP was engaged by the Company on October 13, 2009.

The Company provided EFP with a copy of the foregoing disclosures and requested EFP to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether the firm agrees with the statements made in this 8-K report and, if not, stating the respects in which the firm does not agree, as an exhibit within two business days of its receipt or 10 business day after filing this amendment, stating whether it agrees with the above statements.  A copy of that letter, dated October 29, 2013 is filed as Exhibit 16.1 to this Form 8-K as required by Item 304(a)(3) of Regulation S-K.

b)  Engagement of DHW CPA, PLLC

On October 29, 2013, the Board of Directors of the Company approved the change of independent auditors and the engagement of DHW CPA, PLLC (“DHW”) as the Company’s independent public accountants.  DHW has been engaged to perform an audit of the Company for the year ended December 31, 2013 and report on the financial statements for the quarter ending September 30, 2013.

Neither the Company nor anyone on its behalf has consulted DHW regarding (i) either: the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; as such, no written or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was a subject of a disagreement or reportable event, as there were none.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

No.          Exhibit

16.1        Letter from EFP Rotenberg, Certified Public Accountants, dated October 29, 2013, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSAFETY, INC.

Date: October 29, 2013	By: /s/ Rowland W. Day II
Rowland W. Day II,
Chief Executive Officer

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